SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 7, 1999




                               WOOD BANCORP, INC.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



Delaware                             0-22034                    34-1742860
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                            Identification No.)



 124 East Court, Bowling Green, Ohio                             43402-2259
-------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (419) 352-3502



                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.                    Other Events

         On July 7, 1999, the Registrant issued the attached press release announcing that the stockholders approved the merger agreement with Sky Financial Group.

Item 7.                    Financial Statements and Exhibits

         (a)      Exhibits

                  99.      Press release, dated July 7, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WOOD BANCORP, INC.




Date: July 12, 1999                         By:  /s/ Richard L. Gordley
      -------------                              ----------------------------
                                                 Richard L. Gordley, President
                                                   and Chief Executive Officer